LIST OF SUBSIDIARIES

GREKA Energy Corporation, a Colorado Corporation                   6/27/88

GREKA Integrated, Inc, a Colorado Corporation                      3/23/99
(wholly owned subsidiary of GREKA)

GREKA SMV, Inc, a Colorado Corporation                             10/9/97
(wholly owned subsidiary of GREKA)

GREKA Services, Inc, a Colorado Corporation                        10/8/99
(wholly owned subsidiary of GREKA)

GREKA AM, Inc, a Colorado Corporation                              9/30/99
(wholly owned subsidiary of GREKA)

Saba International Limited, a Delaware Corporation                 1/2/96
(wholly owned subsidiary of Saba Petroleum Company)

Saba Petroleum of Michigan, Inc, a Michigan Corporation            11/4/92
(wholly owned subsidiary of Saba Petroleum Company)

Saba of Texas, Inc, a Texas Corporation                            6/3/88
(wholly owned subsidiary of Saba Petroleum Company)

Saba Jatiluhur Limited, a Cayman Islands Corporation               6/19/97
(wholly owned subsidiary of Saba Cayman Limited)

Saba Cayman Limited, a Cayman Islands Corporation                  6/19/97
(wholly owned subsidiary of Saba Petroleum Company)

Saba Petroleum (UK) Limited, a U.K. Corporation                    8/11/97
(wholly owned subsidiary of Saba Cayman Limited)

Calox Corporation, an Indian Corporation                           6/10/92
(wholly owned subsidiary of GREKA)

Saba Realty, Inc., a California Corpoation                         8/3/94
(wholly owned subsidiary of GREKA Integrated, Inc.)

Beaver Lake Resources Corporation, a Canada Corporation            7/12/91
(wholly owned subsidiary of GREKA)

Saba Petroleum Company, a Delaware Corporation                     3/16/79
(wholly owned subsidiary of GREKA)

Saba Petroleum Inc, a California Corporation                       2/3/92
(wholly owned subsidiary of Saba Petroleum Company)

Santa  Maria  Refining Company, a California Corporation           8/23/93
(wholly  owned  subsidiary  of  GREKA
Integrated, Inc.)

Saba Exploration Company, a California Corporation                 5/4/95
(wholly owned subsidiary of Saba Petroleum Company)

Sabocol, Inc., a Delaware Corporation                              1/17/95
(wholly owned subsidiary of Saba Petroleum Company)